UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 28, 2004
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                            MUELLER INDUSTRIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                 1-6770                   25-0790410
         --------                 ------                   ----------
     (State or other          (Commission File         (IRS Employer
     jurisdiction                 Number)              Identification No.)
     of incorporation)

    8285 Tournament Drive
          Suite 150
     Memphis, Tennessee                                        38125
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    (Address of principal                                     Zip Code
      executive offices)


Registrant's telephone number, including area code:    (901) 753-3200
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Registrant's Former Name or Address, if changed since last report:  N/A
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On September 28, 2004 the Registrant issued a press release announcing that the special dividend on its common stock will be payable October 26, 2004, to stockholders of record on October 12, 2004. The special dividend will consist of $6.50 in cash and $8.50 in principal amount of the Company's 6 percent Subordinated Debentures due 2014 for each share of common stock (less any applicable withholding tax). A copy of the press release announcing the payment and record dates is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

      99.1   Press release, dated September 28, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on September 28, 2004.

                                   MUELLER INDUSTRIES, INC.

                                   By:  /s/ Kent A. McKee
                                        -------------------
                                        Name:   Kent A. McKee
                                        Title:  Vice President and Chief
                                                Financial Officer

                                  Exhibit Index

Exhibit No.    Description
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      99.1   Press release, dated September 28, 2004.